UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 20, 2007 (Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)
California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)
415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)
California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)
(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2007, the Board of Directors of Pacific Gas and Electric Company (Utility) elected William T. Morrow, who is currently the President and Chief Operating Officer of the Utility, to serve as a director of the Utility effective July 1, 2007.  The Utility’s Board of Directors also appointed Mr. Morrow as a member of the Executive Committee and the Capital Distributions Committee of the Utility’s Board of Directors effective July 1, 2007.  As previously reported, Mr. Morrow will become President and Chief Executive Officer of the Utility on July 1, 2007.

To accommodate the election of Mr. Morrow, the Board of Directors of the Utility amended the Utility’s Bylaws to increase the authorized number of directors from 11 to 12, effective July 1, 2007.  Under the Utility’s Bylaws, the authorized number of directors may not be less than 9 nor more than 17, but within that range the Board of Directors may set the exact number of directors by an amendment to the Bylaws.

Under the Utility’s Corporate Governance Guidelines, at least 75% of its Board is required to be composed of independent directors, defined as directors who (1) are neither current nor former officers or employees of, nor consultants to, PG&E Corporation, the Utility, or its subsidiaries, (2) are neither current nor former officers or employees of any other corporation on whose board of directors any officer of the Utility serves as a member, and (3) otherwise meet the definition of “independence” set forth in the applicable stock exchange rules.  The composition of the Utility’s Board of Directors currently meets the Corporate Governance Guidelines and will continue to do so after Mr. Morrow’s term as a director begins on July 1, 2007.

There are no arrangements or understandings pursuant to which Mr. Morrow was selected as a director of the Utility.  Mr. Morrow does not have any relationship or related transaction with PG&E Corporation or the Utility that would require disclosure pursuant to Item 404(a) of Securities and Exchange Commission Regulation S-K.

Item 5.03. - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above in Item 5.02 regarding the amendment of the Bylaws of the Utility is incorporated into Item 5.03 of this report by reference.   The text of the amendment to the Utility’s Bylaws is attached to this report as Exhibit 99.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

99           Text of the amendment to the Bylaws of Pacific Gas and Electric Company effective July 1, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: June 21, 2007	By:	/s/ Linda Y.H. Cheng
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: June 21, 2007	By:	/s/ Linda Y.H. Cheng
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

EXHIBIT INDEX

No.	Description of Exhibit

99	Text of the amendment to the Bylaws of Pacific Gas and Electric Company effective July 1, 2007